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     SECURITIES AND EXCHANGE COMMISSION

     WASHINGTON, D.C. 20549

     FORM 8-K

     CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE
     SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 29, 1995

                        KEYSTONE FINANCIAL, INC.
     (Exact name of registrant as specified in its charter)


  Pennsylvania                   0-11460                      23-2289209
State of other jurisdiction    (Commission File Number)  (IRS Employer ID No.)
 of incorporation)

One Keystone Plaza,P.O.Box 3660,Harrisburg, Pennsylvania 17105-3660
(Address of principal executive offices)                    (ZIP CODE)



Registrant's telephone number including area code:     (717) 233-1555

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Item 5    Other Events

For the month ended January 31, 1996, consolidated total interest income was $32,639,085, consolidated total noninterest income was $4,527,658, and consolidated net income was $5,314,264. These unaudited results reflect at least 30 days of combined operations of Keystone Financial, Inc., following its merger with National American Bancorp, Inc. on December 29, 1995. In the opinion of the management of Keystone Financial, Inc., all adjustments (consisting only of normal recurring accruals) necessary to reflect a fair statement of the results for this interim period have been included. The results for the month ended January 31, 1996, are not necessarily indicative of the results for the entire year.

     Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             Keystone Financial, Inc.
                              (Registrant)



Date:    February 8, 1996         Donald F. Holt
        ----------------     --------------------------
                             Donald F. Holt
                             Senior Vice President, Controller
                             and Chief Accounting Officer